PROSPECTUS
                                                            January 1, 1997
Putnam High Yield Total Return Fund
Class A, B and M shares
INVESTMENT OBJECTIVE:  TOTAL RETURN
INVESTMENT STRATEGY:  INCOME

This prospectus explains concisely what you should know before investing in Putnam High Yield Total Return Fund (the "fund"), a portfolio of Putnam Funds Trust (the "Trust"). Please read it carefully and keep it for future reference. You can find more detailed information in the January 1, 1997 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

The fund invests primarily in lower-rated bonds, commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and nonpayment of interest. Investors should carefully assess the risks associated with an investment in the fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                          BOSTON * LONDON * TOKYO
ABOUT THE FUND

Expenses summary
 ................................................................
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of the fund's shares. Use it to help you estimate the impact of transaction costs on your investment over time.



Objective
 ................................................................
Read this section to make sure the fund's objective are consistent with your own.

How the fund pursues its objective
 ................................................................
This section explains in detail how the fund seeks its investment objective.
     Risk factors. All investments entail some risk. Read this section to make sure you understand the risks that are associated with an investment in the fund.

How performance is shown
 ................................................................
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the fund is managed
 ................................................................
Consult this section for information about the fund's management, allocation of its expenses, and how purchases and sales of securities are made.

Organization and history
 ................................................................
In this section, you will learn when the fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements
 ................................................................
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares
 ................................................................
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges on each class of shares.

Distribution plans
 ................................................................
This section tells you what distribution fees are charged against each class of shares.

How to sell shares
 ................................................................
In this section you can learn how to sell fund shares, either directly to the fund or through an investment dealer.

How to exchange shares
 ................................................................
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How the fund values its shares
 ................................................................
This section explains how the fund determines the value of its shares.

How the fund makes distributions to shareholders; tax information
 .................................................................
This section describes the various options you have in choosing how to receive fund dividends . It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.
 ................................................................
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

APPENDIX
Securities ratings
About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and estimated expenses for the first fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

 Class A                Class B       Class M
 shares                 shares        shares
Shareholder transaction
expenses

Maximum sales charge
imposed on purchases
(as a percentage of
offering price)          4.75%         NONE*         3.25%*

Deferred sales charge            5.0% in the first
(as a percentage                  year, declining
of the lower of                   to 1.0% in the
original purchase                 sixth year, and
price or redemption                 eliminated
proceeds)               NONE**      thereafter        NONE

Annual fund operating expenses
(as a percentage of average net assets)

                         Total fund
Management      12b-1       Other   operating
fees (after     fees      expensesexpenses (after
expense limitation)                           expense limitation)
----------      -----     -------- -----------

Class A        0.72%        .25%     0.53%           1.50%
Class B        0.72%        1.00%    0.53%           2.25%
Class M        0.72%        .50%     0.53%           1.75%

The table is provided to help you understand the expenses of investing and your share of fund operating expenses. In the absence of the expense limitation, management fees and total fund
operating expenses would be    0.80%     and 1.58%, respectively,
for class A shares;    0.80%     and 2.33%, respectively, for
class B shares; and    0.80%     and 1.83%, respectively, for
class M shares. The expenses shown do not reflect the application of credits that reduce fund expenses. The 12b-1 fees shown in the table reflect amounts currently payable under each distribution plan. "Other expenses" are based on estimated expenses the fund expects to incur during its first fiscal year.

Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                              1                 3
                            year              years
Class A                      $62               $93
Class B                      $73              $100
Class B (no redemption)      $23               $70
Class M                      $50               $86

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares -
      Class A shares."

OBJECTIVE

Putnam High Yield Total Return Fund seeks total return through
high current    income     and capital appreciation.  The fund is
not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

The fund seeks total return by investing primarily in high-yielding, lower-rated fixed-income securities. Normally, at
least 80% of the fund's assets will be invested in    high yield
fixed income securities (as defined below), including     debt
securities, convertible securities    and     preferred stocks.
The    balance of the     fund's         assets may be
   invested in any other securities which Putnam Investment Management, Inc. ("Putnam Management"), the fund's investment manager, believes are consistent with the fund's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The fund may also hold a portion of its
assets in cash and     money market    securities    .

Total return is a measure of the change in value of fund assets and includes both interest and dividend income earned on portfolio investments and any realized or unrealized appreciation or depreciation in the value of such investments. Accordingly,
Putnam         Management        will select investments for the
fund based on their potential for high current income, capital appreciation, or both, and will not necessarily select investments paying the highest available yield at a particular time.

   High yield securities provide the potential for both high
current     income    as well as capital appreciation.  The fund
will     seek capital appreciation by investing in    high yield
and, to the limited extent noted above, equity and other securities which may be expected to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. Putnam Management believes that opportunities for capital appreciation often exist in the securities of smaller capitalization companies. Although these smaller companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more established issuers. See "Risk factors" below.

Convertible securities    typically     provide    current
income while    also     offering the opportunity for capital
growth through the ability to convert to the underlying common stock or other equity securities. Because of this conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security.

In addition to investing in the securities of U.S. issuers, the fund may invest without limit in the securities of foreign corporate and governmental issuers. However, the fund will limit its investments in securities denominated in foreign currencies to 25% of its assets. The fund may invest in foreign issuers located both in more developed areas of the world, such as Western Europe and Japan, and in developing or "emerging markets", such as Latin America, Asia and Eastern Europe. The fund will limit its investments in emerging markets to 25% of its assets. For these purposes, a country is considered to be an "emerging market country" based on Putnam Management's evaluation of the country's level of economic development or the size and experience of its securities markets. While emerging market countries may change over time depending on market and economic conditions, Putnam Management currently believes that these countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The fund will consider a corporate issuer to be located in an "emerging market" country if it is organized under the laws of an emerging market country and has its principal offices in such a country. Investing in emerging market countries generally involves special risks. For more information about these special risks and the risks of investing in foreign
securities generally, see    "    Foreign investments" below and
in the SAI.

Fixed-income securities

Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative
financial strength of the issuers of such securities.     For
purposes of the 80% test described above, "high yield fixed-
income securities" include     securities in the lower rating
categories of recognized rating agencies: Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard &
Poor's ("S&P")    and unrated securities, that Putnam Management
determines are of comparable quality    .  Securities rated below
Baa or BBB are considered to be of poor standing and predominantly speculative. The fund may invest up to 15% of its assets in securities rated below Caa by Moody's or CCC by S&P, including securities in the lowest rating category of each rating agency (C by Moody's and D by S&P), or in unrated securities that Putnam Management determines are of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this prospectus.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Putnam Management considers securities ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Putnam Management's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business and economic conditions and interest rates. For corporate issuers, Putnam Management also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment considerations involved in investing in lower-rated securities, the achievement of the fund's objective depends more on Putnam Management's analytical abilities than would be the case if the fund were investing primarily in securities in the higher rating categories.

The fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to other risks associated with investments in debt securities, participations and assignments involve the additional risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the fund. The fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited. See the SAI.

Defensive strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash or money market instruments, securities issued by the U.S. government or any foreign government or their agencies or instrumentalities, or in any other securities Putnam Management considers consistent with such defensive strategies. For defensive purposes, the fund may also invest without limit in securities of issuers located in the United States.

It is impossible to predict when, or for how long, these alternative strategies would be used.

Risk factors

The values of fixed-income securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fund assets. Conversely, during periods of rising interest rates, the value of fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic, political and business conditions affecting issuers.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value.

Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities before making an investment.

The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic or political conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values placed on such securities. In the absence of a liquid trading market for its portfolio securities the fund at times may be unable to establish the fair value of such securities.

The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

At times, a substantial portion of fund assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so or the fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

In order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect its net asset value.

The laws of certain foreign countries may not recognize the rights of creditors such as the fund, or may not protect the rights of creditors to the same extent as in the U.S. As a result, the fund's ability to protect its interests in the event of a default may be very limited.

Certain securities held by the fund may permit the issuer   ,
at its option   ,     to "call," or redeem, its securities.  If
an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are also subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently.

Even though such bonds do not pay current interest in cash, the fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which the fund may invest share some of the risk factors discussed above with respect to lower-rated securities. See the SAI.

The fund may invest in companies with relatively small equity market capitalizations. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies, and only in the over-the-counter market or on a regional securities exchange. As a result, the prices of these securities may fluctuate more sharply than the prices of securities of other issuers.

There may be less publicly available information about smaller companies or less market interest in their securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Investments in premium securities

At times, the fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.

The fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of the fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether the securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of fund shares. As a result, an investor who purchases fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

Foreign investments

To the extent the fund invests in foreign securities denominated and traded in foreign currencies, the values of fund assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar. As a way of seeking to reduce this risk, the fund will not invest more than 25% of its assets in securities denominated in currencies other than the U.S. dollar.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United
States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the fund invests in issuers located in emerging market countries (as described above). Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may difficult as a result to assess the value or prospects of an investment in such issuers.

The fund's investments may include securities issued by foreign governmental issuers through the exchange of existing commercial bank loans to such countries for new bonds in connection with debt restructuring, including Brady Bonds, which are issued under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. These securities may have no (or only limited) collateralization, and the payment of interest and principal may be dependent on the willingness and the ability of the foreign governmental issuer to make payment in accordance with the terms of the security.

The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options. For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Options and futures portfolio strategies." The SAI also contains information concerning these transactions.

The decision as to whether and to what extent the
 fund will
engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the
 fund will engage in foreign currency exchange transactions at any given time or from time to time.

For more information regarding foreign investments, see the SAI.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. While it is impossible to predict portfolio turnover rates, based on its experience, Putnam Management believes that such rate will not exceed 150%.

Options and futures portfolio strategies

The fund may engage in a variety of transactions involving the use of options and futures contracts. The fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. For example, if Putnam Management expected interest rates to increase, the fund might sell futures contracts on U.S. government securities. If rates were to increase, the value of the fund's fixed-income securities would decline, but this decline might be offset in whole or in part by an increase in the value of the futures contracts. The fund may also purchase and sell call and put options on futures contracts or on securities the fund is permitted to purchase directly, in addition to or as an alternative to purchasing and selling futures contracts. The fund may also engage in these transactions for nonhedging purposes, such as to manage the effective duration of the fund's portfolio (a measure of the timing of all payments of interest and principal to be received by the fund based on their present values) or as a substitute for direct investment. The fund may also buy and sell combinations of put and call options on the same underlying security.

Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on the fund's ability to terminate options and futures positions at times when Putnam Management deems it desirable to do so. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which the fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the fund will enter into such option contracts with particular securities dealers who make markets in these options. The fund's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the fund.

The use of options and futures strategies for hedging purposes also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and the securities which are the subject of a hedge.

The fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements. See the SAI.

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer. They also prohibit the fund from investing more than:

(a) 25% of its total assets in any one industry;* and

(b) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

The restriction marked with an asterisk (*) above is a summary of a fundamental investment policy. See the SAI for the full text of this policy and other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "How the fund pursues its objective -- Investments in premium securities."

Yield is based on the price of the shares, including the maximum initial sales charge in the case of class A and class M shares, but does not reflect any contingent deferred sales charge in the case of class B shares.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.



The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------
Jin W. Ho            1996         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1983.

Charles G. Pohl      1996         Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1983

Mark J. Siegel       1996         Employed as an investment
Senior Vice President                  professional by Putnam
                                  Management since 1993. Prior
                                  to June 1993, Mr. Siegel was
                                  Vice President of Salomon
                                  Brothers International, Ltd.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, and auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

The fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the following annual rates, expressed as a percentage of the fund's average net assets: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion; and 0.53% of any amount over $21.5 billion.

In order to limit the fund's expenses during its start-up period, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 1997, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expense, and payments under the fund's distribution plans) would exceed 1.25% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, fund expenses shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. With Trustee approval, this expense limitation may be terminated earlier, in which event shareholders would be notified and this prospectus would be revised.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized on January 22, 1996. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
As of     December 31,     1996       , Putnam Investments,
Inc. owned more than 25% of the shares of the fund and therefore may be deemed to "control" the fund.

The Trust is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may be divided without shareholder approval into two or more series and are currently divided into two series of shares representing separate investment portfolios. Only shares of Putnam High
Yield    Total Return     Fund         are offered by this
prospectus.

Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are currently divided into three classes. Only the fund's class A, B and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class without regard to series or classes of shares on all matters except, (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that the matter affects the interests of one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interest of one or more series or classes, only shareholders of that series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum amount set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The Trust's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans
H. Estin, Vice Chairman, North American Management Corp.; John
A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and Overseer of the Peabody Essex Museum; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert
E. Patterson, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New
Generation Research, Inc.       ; A.J.C. Smith,* Chairman and
Chief Executive Officer, Marsh & McLennan Companies, Inc.; and
W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS

Class A shares. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed, except for certain sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than class B and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

Class B shares. Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI. This discussion includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion also notes certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

Class M shares. An investor who purchases class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares bear a 12b-1 fee that is lower than class B shares but higher than class A shares. Class M shares are not subject to any CDSC and do not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider class A or class M shares. Investors who prefer not to pay an initial sales charge might consider class B shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

Buying shares through Putnam Mutual Funds. Complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account.
Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

                                   Sales charge       Amount of
                            as a percentage of:    sales charge
                            -------------------    reallowed to
                                 Net               dealers as a
Amount of transaction         amount   Offering   percentage of
at offering price ($)       invested      price  offering price
-----------------------------------------------------------------
Under 50,000                   4.99%      4.75%        4.25%
50,000 but under 100,000       4.71       4.50         4.00
100,000 but under 250,000      3.63       3.50         3.00
250,000 but under 500,000      2.56       2.50         2.25
500,000 but under 1,000,000    2.04       2.00         1.75
-----------------------------------------------------------------

There is no initial sales charge on purchases of class A shares
of $1 million or more   or purchases by participant-directed
qualified retirement plans with at least 200 eligible employees.
    However,    a CDSC of 1.00% will be imposed upon redemptions
of shares purchased at net asset value after July 31, 1996 by a participant-directed qualified retirement plan (including a plan with at least 200 eligible employees) that initially invested less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates and that redeems 90% or more of the amount initially invested within two years
after initial purchase.  Similarly,     a CDSC of 1.00% or 0.50%,
respectively, will be imposed    within the first or second year
after purchase     on redemptions    by any investor,     other
than    a     participant-directed qualified retirement    plan,]
that purchased fund shares without an initial sales charge as
part of an investment of $1             million         or
        more        .

Shares purchased by         investors         investing $1
million or more    in class A shares     whose dealer of record
waived    its     commission    with the approval of Putnam
Mutual Funds     are not subject to the CDSC.

In determining whether a CDSC is payable, shares not subject to
any charge will be redeemed first   , followed by shares held
longest during the CDSC period    . Any CDSC will be based on the
lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan with at least 200 eligible employees), Putnam Mutual Funds pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%.

A participant-directed qualified retirement plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. These investments will also be included for purposes of the discount privileges and
programs described    elsewhere in this prospectus and in the
SAI    .

Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions, and
(ii) shares otherwise exempt from the CDSC, as described in "How to buy shares -- General" below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

Year     1       2        3       4        5       6     7+
-------------------------------------------------------------
Charge  5%      4%       3%      3%       2%      1%     0%

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                Sales charge          Amount of
                             as a percentage of:   sales charge
                             -------------------   reallowed to
                                Net                dealers as a
Amount of transaction        amount   Offering    percentage of
at offering price ($)      invested      price   offering price
-----------------------------------------------------------------
Under 50,000                  3.36%      3.25%        3.00%
50,000 but under 100,000      2.30       2.25         2.00
100,000 but under 250,000     1.52       1.50         1.25
250,000 but under 500,000     1.01       1.00         1.00
500,000 and above             NONE       NONE         NONE

Sales charges will not apply to class M shares purchased with redemption proceeds received within the prior 90 days from non-Putnam mutual funds on which the investor paid a front-end or a contingent deferred sales charge. Participant-directed qualified retirement plans with at least 50 eligible employees and members of qualified groups may also purchase class M shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, qualified retirement plans and other plans. Descriptions are also included in the order form and in the SAI.

   The fund may sell class     A, class B and class M shares
        at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition,    the fund may sell     shares         at net asset
value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise, payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

Class A distribution plan. The class A plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares.
The Trustees currently limit payments under the class A plan to the annual rate of 0.25% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including, for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value by shareholders investing $1 million or more. Also excluded until one year after purchase are shares purchased at net asset value by participant-directed qualified retirement plans with at least 200 eligible employees. These shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Except as stated below, Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.25% of such average net asset value for class A shares (including shares acquired through reinvestment of distributions).

For participant-directed qualified retirement plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds' payments to qualifying dealers on shares purchased at net asset value are 100% of the rate stated above if average plan assets in Putnam funds (excluding money market funds) during the quarter are less than $20 million, 60% of the stated rate if average plan assets are at least $20 million but under $30 million, and 40% of the stated rate if average plan assets are $30 million or more.

For all other participant-directed qualified retirement plans purchasing shares at net asset value, Putnam Mutual Funds makes quarterly payments to qualifying dealers at the annual rate of 0.10% of the average net asset value of such shares.

Class B and class M distribution plans. The class B and class M plans provide for payments by the fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to class B shares and class M shares, as the case may be. The Trustees currently limit payments under the class M plan to the annual rate of 0.50% of such assets.

Although class B shares are sold without an initial sales charge, Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

The amount paid to dealers at the time of the sale of class M shares is set forth above under "How to buy shares -- Class M shares." In addition, to further compensate dealers (including qualifying financial institutions) for services provided in connection with sales of class B shares and class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers.

The payments are based on the average net asset value of class B shares and class M shares attributable to shareholders for whom the dealers are designated as the dealer of record. Putnam Mutual Funds makes the payments at an annual rate of 0.25% of such average net asset value of class B shares and class M shares, as the case may be.

Putnam Mutual Funds also pays to dealers, as additional compensation with respect to the sale of class M shares, 0.15% of such average net asset value of class M shares. For class M shares, the total annual payment to dealers equals 0.40% of such average net asset value.

General. Payments under the plans are intended to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the appropriate fund any day the New
York Stock Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

Selling shares directly to your fund. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

Your fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of
certain other Putnam funds at net asset value        .  Not all
Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income at least monthly and any net realized capital gains at least annually. Distributions paid on class A shares will generally be greater than those paid on class B and class M shares because expenses attributable to class B and class M shares will generally be higher.

You can choose from three distribution options:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

-       Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments.
In that case, the fund's yield on those securities would be decreased.

If at the end of the fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the fund intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

Early in each year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's

Bonds

AAA -- Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C -- Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B -- Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC -- Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC -- The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C -- The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated 'D' are in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

   Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount will be automatically transferred monthly from your checking or savings account.

SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from an account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll-free at 1-800-225-1581.

Putnam Family of Funds*

PUTNAM GROWTH FUNDS

Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Diversified Equity Trust
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund+
Putnam Health Sciences Trust
Putnam International Growth Fund++
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam OTC Emerging Growth Fund
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS

Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Diversified Income Trust II
Putnam Federal Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds+++
  Arizona, California, Florida, Massachusetts, Michigan,
  Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
The three portfolios:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS**
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

*As of 11/1/96.
+Formerly Putnam Natural Resources Fund
++Formerly Putnam Overseas Growth Fund
+++Not available in all states.
**Investments in money market funds are neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a steady net asset value of $1.00 per share, although there is no assurance this net asset value will be maintained in the future.

Please call your financial advisor or Putnam to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.

PUTNAM HIGH YIELD TOTAL RETURN FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

   Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

PUTNAMINVESTMENTS
      One Post Office Square
      Boston, Massachusetts 02109
      Toll-free 1-800-225-1581

                    PUTNAM HIGH YIELD TOTAL RETURN FUND

                                 FORM N-1A
                                  PART B

                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              January 1, 1997

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the fund dated January 1, 1997, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund.
Part II includes information about the fund and the other Putnam funds.

                             Table of Contents

Part I

INVESTMENT RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . .I-3

CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . .I-5

ADDITIONAL OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . .I-7

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . . . . . . .I-8

Part II

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-29

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-35

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .II-44

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-46

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . . . . . .II-59

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-60

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . . . . . .II-66

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . .II-66

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . .II-66

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . . . . . .II-67

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . . . . . .II-68

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-73

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.


(8) Purchase securities (other than securities of the U.S.
government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

It is contrary to the fund's present policy, which may be changed without shareholder approval, to:

(1) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Trustee fees

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the estimated fees paid to each Trustee by the fund for the current fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar 1995:

COMPENSATION TABLE

                                             Pension on           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
 Trustees/Year              fund(1)    fund expenses(2)  upon retirement(3)       funds(4)


Jameson A. Baxter/1994         $873           $0               $71,676         $150,854
Hans H. Estin/1972              873            0                70,043          150,854
John A. Hill/1985

   (5)         873            0                70,043          149,854
Ronald J. Jackson/1996(6)       873               0             70,043              n/a
Elizabeth T. Kennan/1992        873            0                69,709          148,854
Lawrence J. Lasser/1992         873            0                70,043          150,854
Robert E. Patterson/1984        873            0                71,043          152,854
Donald S. Perkins/1982          873            0                69,376          150,854
William F. Pounds/1971          921(7)         0                70,543          149,854
George Putnam/1957              873            0                70,043          150,854
George Putnam, III/1984         873            0                70,043          150,854
        A.J.C. Smith/1986       873            0                68,252          149,854
W. Nicholas Thorndike/1992      873            0                71,043          152,854

(1)         Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1,
    1996.  Prior to that date, voluntary retirement benefits were paid to certain retired
    Trustees, and no such benefits were accrued as part of fund expenses.
(3) Assumes that each Trustee retires after at least five years of service.  Estimated benefits for each are based on amounts paid to such Trustee for the three most recent calendar years (or, for Trustees who have not served as Trustees for the three most recent calendar years, the average amount paid to each Trustee for such years).
(4) As of December 31, 1995, there were 99 funds in the Putnam family.
   (5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.  The total amount of deferred compensation payable by the Putnam funds to Mr. Hill as of
    December 31, 1995 was $51,141.  Information on deferred compensation includes income earned on such amounts.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.

        Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see
"Management" in Part II of this SAI.

Share ownership

As of the date of this SAI, Putnam Investments, Inc. owned of record and beneficially all of the shares of the fund. Putnam Investments, Inc. is incorporated in Massachusetts, and its parent corporation, Marsh & McLennan Companies, Inc., is incorporated in Delaware. The address of Putnam Investments, Inc. is One Post Office Square, Boston, MA 02109.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Officer Name (Age) (Number of funds)

Jin W. Ho (age 39) (3 funds).  Managing Director of Putnam
Management.

Edward H. D'Alelio (age 44) (3 funds).  Managing Director of
Putnam Management.

Charles G. Pohl (age 35) (3 funds).  Senior Vice President of
Putnam Management.

Mark J. Siegel (age 37) (8 funds).  Senior Vice President of
Putnam Management,  Senior Vice President of Putnam Fiduciary
Trust Company.  Prior to June, 1993, Mr. Siegel was Vice
President of Salomon Brothers International LTD.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

   Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA
02109    , are the fund's independent accountants, providing
audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.